SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.

                               FORM 8-K/A
                    AMENDMENT TO APPLICATION OR REPORT
                  Filed pursuant to Section 13 or 15 (d)
                  of the Securities Exchange Act of 1934

                          TSI INCORPORATED
         (Exact name of registrant as specified in its charter)

         Minnesota                   0-2958            41-0843524
   (State of other jurisdiction    (Commission        (IRS Employer
    of incorporation)              File Number)     Identification No.)

          500 Cardigan Road, St. Paul, Minnesota       55164
         (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (612) 483-0900

                    AMENDMENT NO. 1 TO FORM 8-K

The Registrant hereby amends Item 7 of its Current Report dated May 1, 1995 on Form 8-K as set forth in the pages attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    TSI INCORPORATED


                                                    By  /s/ Lowell D. Nystrom
                                                        Lowell D. Nystrom
                                                        Vice President & CFO
Dated: July 13, 1995


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

        The following financials are filed as part of this report:

        (a) Audited financial statement of the business acquired, Alnor Instrument Company, a Delaware Corporation, pursuant to Rule 3.05 of Regulation S-X: Independent Auditor's Report; Balance Sheet as of December 31, 1994; Statement of Earnings and Retained Earnings for the year ended December 31, 1994; Statement of Cash Flows for the year ended December 31, 1994; and Notes to Financial Statements.

        (b) Pro Forma financial information required pursuant to Article 11 of Regulation S-X: Unaudited Pro Forma Condensed Combined
              Statement	of Earnings for the year ended March 31, 1995;
              Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 1995; and Notes to Pro Forma Statements.

        (c) Exhibit in accordance with the provisions of Item 601 of Regulation S-K: Exhibit 23 - Consent of Independent Certified Public Accountants.



INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Alnor Instrument Company


We have audited the accompanying Balance Sheet of Alnor Instrument Company as of December 31, 1994 and the related Statements of Earnings and Retained Earnings, and Cash Flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based upon our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Alnor
Instrument Company as of December 31, 1994 and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


                                      /s/ Gilson Labus & Silverman
June 26, 1995



ALNOR INSTRUMENT COMPANY
BALANCE SHEET

DECEMBER 31,                                            1994
ASSETS
CURRENT ASSETS
  Cash and cash equivalents                      $   981,108
  Accounts receivable, less allowance for
    doubtful accounts of $115,772                  1,194,633
  Inventories                                      1,013,459

  Due from related parties                         1,010,393

  Deferred income taxes                              326,303
  Other                                               77,895

     Total current assets                          4,603,791

PROPERTY AND EQUIPMENT
  Cost                                             1,071,144
  Accumulated depreciation and amortization          749,247

     Total property and equipment                    321,897

OTHER ASSETS                                          63,344

TOTAL ASSETS                                     $ 4,989,032

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
  Accounts payable                                $  166,257
  Due to related parties                             131,629
  Accrued compensation                               249,309
  Due to profit sharing trust                         88,932
  Accrued restructuring costs                         81,876
  Other                                               90,438

     Total current liabilities                       808,441

DEFERRED INCOME TAXES                                 45,875

STOCKHOLDER'S EQUITY
  Common stock, no par value,
    authorized 20,000 shares,
    outstanding 16,000 shares                      1,600,000
  Paid-in capital                                  2,000,000
  Retained earnings                                  534,716

     Total stockholder's equity                    4,134,716

TOTAL LIABILITIES AND
  STOCKHOLDER'S EQUITY                           $ 4,989,032

ALNOR INSTRUMENT COMPANY
STATEMENT OF EARNINGS

YEAR ENDED DECEMBER 31                                  1994
SALES                                           $  8,474,624

COST OF SALES                                      5,118,975

GROSS PROFIT                                       3,355,649

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
  Selling                                          1,162,287
  General and administrative                       1,754,138

     Total selling, general and
       administrative expenses                     2,916,425

EARNINGS FROM OPERATIONS                             439,224

OTHER INCOME, NET                                     68,451

NET EARNINGS BEFORE PROVISION FOR
  INCOME TAXES                                       507,675

PROVISION FOR INCOME TAXES - DEFERRED                198,958

NET EARNINGS                                    $    308,717


ALNOR INSTRUMENT COMPANY
STATEMENT OF RETAINED EARNINGS

YEAR ENDED DECEMBER 31,                                   1994

BALANCE, BEGINNING OF YEAR                        $  1,809,268

DIVIDENDS PAID                                      (1,583,269)

NET EARNINGS                                           308,717

BALANCE, END OF YEAR                              $    534,716


ALNOR INSTRUMENT COMPANY
STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31                                    1994
OPERATING ACTIVITIES
  Net earnings                                    $    308,717
  Adjustments to arrive at net cash flows
    Depreciation and amortization                      111,939
    Provision for uncollectible receivables             60,411
    Deferred income taxes                              198,958
    Increase (decrease) in
      Accounts payable                                 (55,054)
      Due to related parties                          (231,223)
      Accrued compensation                              80,422
      Due to profit sharing trust                       (6,568)
      Accrued restructuring costs                     (115,124)
    Decrease (increase) in
      Accounts receivable                             (158,222)
      Inventories                                      179,280
      Due from related parties                       1,969,877
    Other                                               12,753

     Net cash flows from operating activities        2,356,166

INVESTING ACTIVITIES
  Purchase of property and equipment                   (57,072)
  Advances to related parties                         (100,000)

     Net cash flows (for) investing activities        (157,072)

FINANCING ACTIVITIES
  Dividends paid                                    (1,583,269)

     Net cash flows (for) financing activities      (1,583,269)

NET INCREASE IN CASH AND CASH EQUIVALENTS              615,825

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR           365,283

CASH AND CASH EQUIVALENTS, END OF YEAR            $    981,108


The accompanying notes are an integral part of this statement.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  PRIMARY FINANCIAL STATEMENTS

The Company is included in the consolidated financial statements of Alnor, Inc. and Subsidiary as of December 31, 1994 and for the year then ended, and those consolidated financial statements, issued under separate cover, are the primary financial statements of the companies included therein.

  CASH EQUIVALENTS

All highly liquid debt securities that mature on or before three months from the date they are acquired or are due on demand, and money market fund equity shares are considered cash equivalents.

  INVENTORIES

Inventories are stated at the lower of cost, on a first-in, first-out basis or market.

  PROPERTY AND EQUIPMENT, DEPRECIATION AND AMORTIZATION

Property and equipment is stated at cost. Depreciation is based upon the straight-line method and the estimated useful lives of the property and equipment. Amortization of leasehold improvements is based upon the straight-line method and the term of the lease.

  PATENTS

Patents are recorded at cost and amortized over their seventeen year life based upon the straight-line method. Patents are included in other assets.

  INCOME TAXES

The taxable income of the Company is included in the consolidated income tax return of its parent company. In accordance with the accounting policies of the parent, the consolidated tax or tax benefit is allocated among the companies included in the consolidated tax return.

Deferred income taxes are provided for temporary differences between financial statement and tax bases of assets and liabilities. Deferred taxes are classified as current or noncurrent, depending on the classification of the assets and liabilities to which they relate. The principal sources of temporary differences are inventory, property and equipment, accrued expenses and reserves, and the income tax effect of net operating losses.

  FOREIGN CURRENCY TRANSACTIONS

Certain receivables and payables including related party balances are denominated in foreign currencies (Swedish Krona, Finnish Markka or French Francs). They are translated into U.S. dollars at the rates of exchange on the date of each balance sheet. Changes in the relative values of U.S. and each of the foreign currencies are reflected in operations each year as foreign exchange gains or losses. Exchange gains or losses are recognized for income tax purposes only when funds are transferred.

  ADDITIONAL CASH FLOW INFORMATION

There were no payments of interest or income taxes for the year ended December 31, 1994.

  ACCOUNTS RECEIVABLE, CONCENTRATION OF CREDIT RISK

The Company designs and manufactures instruments that measure temperature, velocity, pressure, dewpoint and humidity. Sales are made primarily through distributors who are located in major U.S. and Canadian cities and in Australia and Europe. Most of the distributors purchase and maintain inventories of the products for resale. Some sales are made directly to large original equipment manufacturing companies in the U.S. and to U.S. export companies. The Company grants credit to all of its customers. See Subsequent Event, below.

  INVENTORIES

Inventories consist of the following:

  Raw materials             $    916,000
  Work in process                 27,706
  Finished products               69,753

        Total               $  1,013,459

  RELATED PARTY TRANSACTIONS

A loan of $30,000 was made to the president of the Company in 1992; the unpaid balance at December 31, 1994 is $30,000 and is included in other assets. The loan has been extended to meet the same terms of the president's renewed employment contract and is due December 31, 1995. The note is non-interest bearing unless not paid in a timely manner, upon which time it will begin accruing interest at the rate of 1% over prime.

An additional loan of $100,000 was made to a related company in 1994; the unpaid balance at December 31, 1994 is $800,000 and is due July 24, 1995 together with any unpaid interest accrued at 7.075% for 1994. Interest income was $43,830 for the year ended December 31, 1994.

An advance of 2,000,000 French Francs, $340,800 at the exchange rate in effect on the date of receipt, was received from the parent of the Company's parent, Studsvik AB, as an advance on the guarantee of a receivable from another foreign related company. That foreign related company was dissolved, and this debt is guaranteed by Studsvik AB. Studsvik AB has not applied this payment to the guarantee so it is treated as both a receivable from the foreign related company and a payable to Studsvik AB.

There were the following transactions with United States companies:

  Related companies
    Loan made to related company
      (see above)                   $   100,000
    Interest income                 $    43,830
    Various other services expense  $    18,000

There were also the following transactions with Studsvik AB (the parent of the Company's parent) and with various related party foreign companies owned directly or indirectly by Studsvik AB:

  Products sold                     $   474,981

Due from related parties consists of the following:

 Other related
  companies                         $   840,460
 Foreign companies                      169,933

                                    $ 1,010,393

Due to related parties as of December 31, 1994 is primarily for purchases from a foreign related party.

  PROPERTY AND EQUIPMENT, DEPRECIATION AND AMORTIZATION

Property and equipment consists of the following:

  Machinery and equipment           $   946,448
  Computer software                      72,822
  Automobiles                            28,720
  Leasehold improvements                 23,154

       Total                        $ 1,071,144


Depreciation and amortization expense was $111,939 for the year ended December 31, 1994.

  ENGINEERING AND NEW PRODUCT DEVELOPMENT COSTS

Engineering costs were $331,847 for the year ended December 31, 1994 and is included in cost of sales. New product development costs were $480,479 for 1994 and is included in general and administrative expenses.

  PROFIT SHARING PLAN

The Company maintains a profit sharing plan for all of its full time employees who meet certain eligibility requirements. The plan permits annual contributions by participants of a minimum of one percent and a maximum of 15 percent of their individual compensation and requires the employer to make annual contributions equal to 25 percent of each participant's contribution, with certain limits. Additional contributions are at the discretion of the Company's Board of Directors. The Company's contribution for 1994 was $107,483 and is included in general and administrative expenses.

  OTHER INCOME AND EXPENSES

Other income and expenses is summarized as follows:

   Interest income               $ 53,087
   Gain on foreign exchange         1,912
   Other income (expense), net     13,452

        Other income, net        $ 68,451

  INCOME TAXES

Deferred income taxes are comprised of the following:

Deferred tax                          Asset     (Liability)         Net
Tax effect of temporary
      differences                 $ 259,974      $(45,875)    $ 214,099
Tax effect of loss
      carryforward                   66,329                      66,329

       Total                      $ 326,303      $(45,875)    $ 280,428

Deferred income taxes are included on the balance sheet as follows:

     Assets (Liabilities)

       Current                    $ 326,303
       Noncurrent                   (45,875)

          Total                   $ 280,428

The Company has available, at December 31, 1994, unused net operating loss carryforwards of approximately $170,000 which may be applied against future taxable income not later than December
31, 2007.

  CONTINGENT LIABILITIES

A distributor of the Company's products in Europe is obligated to make annual payments to a former distributor until such payments aggregate 1,000,000 Swedish Krona. Each annual payment is the greater of ten percent of the distributor's sales of the Company's products or 200,000 Swedish Krona. The Company has guaranteed these payments to the former distributor. As of December 31, 1994, the Company is contingently liable for 89,417 Swedish Krona, $12,027 at the exchange rate in effect at that date.

  OPERATING LEASE COMMITMENT

The Company rents its premises. The lease was assumed by the purchaser of the Company's assets. See Subsequent Event, below.
The lease expires June 30, 1997.

Rent expense was as follows:

       Included in

       Cost of sales                                $   196,746
       Selling expenses                                  24,607
       General and administrative expenses               24,607

               Total                                $   245,960


  SUBSEQUENT EVENT

On May 1, 1995, the Company sold substantially all of its operating assets, net of certain liabilities, and its operations for $4,328,000 which was paid in cash. In connection with the sale, the Company signed a covenant not to compete for a period of five years from the closing date. The consideration for the covenant was paid; $200,000 to the Company and $300,000 to Studsvik AB. The purchaser assumed the lease for the Company's premises. The Company realized a gain of approximately $1,382,559 (unaudited) on the sale.

Information regarding the net assets sold (unaudited) is as follows:

       Cash and cash equivalents          $   509,779
       Accounts receivable                  1,509,674
       Inventories                          1,170,192
       Property and equipment, net
        of depreciation and amortization      373,966
       Accounts payable                      (273,327)
       Accrued expenses                      (265,936)
       Reserves and other                     (78,907)

         Net assets sold                  $ 2,945,441

PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS
Twelve Months Ended March 31, 1995
(Unaudited)

The following pro forma condensed combined statement of earnings represents the results of operations of TSI Incorporated and Subsidiaries as if Alnor Instrument Company had been acquired April 1, 1994, on a purchase accounting basis. This information should be read in conjunction with the financial statements of the Company and Alnor Instrument Company and the related notes incorporated herein and incorporated by reference (all amounts in thousands).

                                         Historical
                                                    Alnor         Pro Forma        Pro Forma
                                       TSI     Instrument       Adjustments         Combined
                              Incorporated        Company     Debit (Credit)           Total

Net sales                           48,903          8,653                             57,556
Cost of sales                       20,336          5,171                             25,507
Operating expenses                  23,853          3,063              (104)(1)       26,812
Operating income                     4,714            419                              5,237

Other income (expenses)                409            (19)              133 (2)          257

Earnings before income taxes         5,123            400                              5,494

Provision for income taxes           1,691            152               (26)(3)        1,817

Net earnings                         3,432            248                              3,677

Earnings per common share             $.65                                              $.69

Weighted average number of shares
for computation of earnings per
common share                         5,308                                             5,308

NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS

The accompanying pro forma financial information is based on the Company's preliminary review and does not give effect to all adjustments ultimately required to allocate the purchase price. The pro forma financial information is not intended to reflect actual results of operations had the purchase of Alnor been effective on the date indicated, and is not intended to be indicative of future results. The following describe the adjustments to the historical information of the Company and Alnor
Instrument Company (Alnor) to give pro forma effect to the purchase of Alnor.

(1) Reflects decrease in Alnor operating expenses related to selling the business estimated at $250,000 net of amortization of estimated intangible assets and covenants not to compete estimated to be $146,000.

(2) Reflects a decrease in the Company's interest income estimated at $237,000, net of a $104,000 decrease in Alnor interest expense.

(3) Adjusts the effective tax rate of the combined entity to the Company's effective tax rate.


PRO FORMA CONDENSED COMBINED BALANCE SHEET (in thousands)
March 31, 1995

                                                 Historical
                                                              Alnor          Pro Forma       Pro Forma
                                                TSI      Instrument        Adjustments        Combined
                                       Incorporated         Company      Debit (Credit)          Total
Assets
Cash and cash equivalents                     9,552             510             (4,928)(1)       5,134
Accounts receivable, net                      6,732           1,481                              8,213
Prepaid expenses                                223              78                                301
Inventories                                   6,173           1,085                              7,258
Intangible and other assets                   4,015              37              2,053 (2)       6,105
Property plant and equipment, net             5,472             302                              5,774

Total Assets                                 32,167           3,493                             32,785

Liabilities and Stockholders' Equity
Accounts payable and accrued exp.             2,867             273                              3,140
Employee compensation                         2,505             345                              2,850
Taxes, other than income taxes                  273                                                273
Income taxes payable                            180                                                180
Total liabilities                             5,825                                              6,443
Shareholders' Equity
Common shares                                   521                                                521
Additional paid in capital                    6,003                                              6,003
Retained earnings                            19,472                                             19,472
Equity adjustment from translation              346                                                346
Total Shareholders' Equity                   26,342                                             26,342
Total Liabilities and Shareholders' Equity   32,167                                             32,785

NOTES TO PRO FORMA BALANCE SHEET

The accompanying pro forma financial information is based on the Company's preliminary review and does not give effect to all adjustments ultimately required to allocate the purchase price.

The following describe the adjustments to the historical information of the Company and Alnor Instrument Company (Alnor) to give pro forma effect to the purchase of Alnor:

(1) Reflect the cash paid including covenants not to compete and consulting agreement.

(2) Reflect the excess of the purchase price over the net assets acquired.